UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Commission File No. 000-29643

GRANITE CITY FOOD & BREWERY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Attached are (i) the Preliminary Proxy Statement for the 2011 Special Meeting of Shareholders of Granite City Food & Brewery Ltd. (“Granite City” or the “Company”) to be held on April 26, 2011, which contains a proposal to the Company’s Shareholders to approve a one-time stock option exchange program for employees under Granite City’s Equity Incentive Plan (the “Option Exchange Program”); (ii) a written communication sent by the President and Chief Executive Officer of Granite City to certain option holders on February 15, 2011 regarding the proposed Option Exchange Program; (iii) a bullet-point list of basic information about the proposed Option Exchange Program, which was attached to the written communication referred to in (ii) above; (iv) an email from the Chief Financial Officer of Granite City to managers regarding the proposed Option Exchange Program; and (v) questions and answers regarding the proposed Option Exchange Program, which was attached to the written communication referred to in (ii) above.  Neither the Preliminary Proxy Statement nor the communications attached as exhibits to this Schedule TO constitute an offer to holders of the Company’s outstanding stock options to exchange those options.  The proposed Option Exchange Program will only be commenced if the Company’s shareholders approve the proposed Option Exchange Program.

Key legal disclosure

The Option Exchange Program has not yet commenced.  Granite City will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission, or SEC, upon the commencement of the Option Exchange Program.  Persons who are eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Option Exchange Program, including the interests of our executive officers in the Option Exchange Program.

In connection with the proposal to be voted on by Granite City’s shareholders to authorize the Option Exchange Program, Granite City has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including a definitive proxy statement.  Granite City’s shareholders are urged to read such materials as and when they become available and before making any voting decision regarding the Option Exchange Program, because they will contain important information about the proposal to be voted on by shareholders with the respect to the Option Exchange Program.

Granite City’s shareholders and option holders will be able to obtain the written materials described above and other documents filed by Granite City with the SEC free of charge from the SEC’s website at www.sec.gov.  In addition, shareholders and option holders may obtain free copies of the documents filed by Granite City with the SEC by directing a written request to: Granite City Food & Brewery Ltd., 5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota 55416, Attention: Monica A. Underwood.

E-mail from Steve Wagenheim

Granite City’s Proposed Option Exchange Program

Dear Granite City Option Holder:

We have been exploring ways to address employee stock option grants that are deeply “underwater,” meaning the exercise price is significantly higher than our share price.  In most cases, you received an option prior to our one-for-six stock split completed in early 2010.  Today, I’m pleased to announce that we will be asking our shareholders to approve a one-time, voluntary option exchange program that would allow you to exchange certain underwater options for new options.

Option exchanges are governed by SEC and NASDAQ regulations.  Details of the proposed exchange program are outlined in our preliminary proxy statement, which can be found at [LINK].  Our shareholders will be asked to vote to permit the exchange program at a 2011 special shareholders’ meeting.  Assuming receipt of the required shareholder approval, we intend to implement the exchange.

Until shareholders approve the program and we set a date to begin the exchange, there’s nothing you need to do.  I’ll update you again following our 2011 special shareholders’ meeting which we expect to hold on April 26.

Sincerely,

/s/ Steve Wagenheim
Steve Wagenheim

Key legal disclosure

The Option Exchange Program has not yet commenced.  Granite City will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission, or SEC, upon the commencement of the Option Exchange Program.  Persons who are eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Option Exchange Program, including the interests of our executive officers in the Option Exchange Program.

In connection with the proposal to be voted on by Granite City’s shareholders to authorize the Option Exchange Program , Granite City has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including a definitive proxy statement.  Granite City’s shareholders are urged to read such materials as and when they become available and before making any voting decision regarding the Option Exchange Program, because they will contain important information about the proposal to be voted on by shareholders with respect to the Option Exchange Program.

Granite City’s shareholders and option holders will be able to obtain the written materials described above and other documents filed by Granite City with the SEC free of charge from the SEC’s website at www.sec.gov.  In addition, shareholders and option holders may obtain free copies of the documents filed by Granite City with the SEC by directing a written request to: Granite City Food & Brewery Ltd., 5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota 55416, Attention: Monica A. Underwood.

Basic Information regarding Proposed Option Exchange Program

•             We will need shareholder approval in order to commence the proposed Option Exchange Program.

•             Once a date is set to begin the exchange, eligible employees will receive detailed information.  So don’t worry — you will know everything you need to know to make a decision that’s right for you.  Once the exchange begins, you will have 20 business days to decide whether to participate.

•             Which options are eligible for exchange?  We have proposed exchanging options with exercise prices that are higher than $6.00 per share prior to the start of the exchange.

•             The exchange ratio between exchanged options and new options will be one-for-one.

•             On December 28, 2010, we set the exercise price of the new options at $2.00 per share.

•             Vesting of the new options will not be the same as that which applied to the options exchanged.  The new options will instead vest in full on December 28, 2011, one year following the date of approval of the Option Exchange Program by our board.

•             The term of the new options will be the same as that which applied to the options exchanged.

Key legal disclosure

The Option Exchange Program has not yet commenced.  Granite City will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission, or SEC, upon the commencement of the Option Exchange Program.  Persons who are eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Option Exchange Program, including the interests of our executive officers in the Option Exchange Program.

In connection with the proposal to be voted on by Granite City’s shareholders to authorize the Option Exchange Program, Granite City has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including a definitive proxy statement.  Granite City’s shareholders are urged to read such materials as and when they become available and before making any voting decision regarding the Option Exchange Program, because they will contain important information about the proposal to be voted on by shareholders with respect to the Option Exchange Program.

Granite City’s shareholders and option holders will be able to obtain the written materials described above and other documents filed by Granite City with the SEC free of charge from the SEC’s website at www.sec.gov.  In addition, shareholders and option holders may obtain free copies of the documents filed by Granite City with the SEC by directing a written request to: Granite City Food & Brewery Ltd., 5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota 55416, Attention: Monica A. Underwood.

E-mail to Managers from Chief Financial Officer

Communication Guidelines for Proposed Option Exchange Program

To: Corporate Officers, Vice Presidents and Directors of Operations

Today we announced our intention to seek shareholder approval for an option exchange program.  You should have received an email from Steve Wagenheim earlier today with the announcement and some additional information and an FAQ attached.

Assuming that we receive the necessary shareholder approval at our 2011 special meeting of shareholders, we will provide you and affected employees an update.  Once we set a launch date for the option exchange, we will provide further information on the exchange and will hold a session with employees to provide them the information needed to make their decisions as to whether to participate and the details of how to do so.

You should know that option exchanges are governed by SEC rules and regulations.  Accordingly, we are required to file with the SEC all written and recorded information provided on the exchange.  Since you are a manager, you will likely be asked questions by other employees or outside constituents.  Communications between you and employees or outside constituents are subject to these SEC requirements.

Please use the communication guidelines below when responding to questions and comments.  Failure to do so could result in Granite City having to take a series of complicated (and expensive) corrective actions.  I am asking for your strict adherence to the requirements below:

•                                          Prior to the commencement of the exchange program: do not guarantee that the exchange program will start by any given date.  The decision of when to begin the exchange program will be made by our board of directors.

•                                          Do not answer a question via email or by leaving a voicemail.  SEC rules require us to file all written and recorded communications made on behalf of Granite City about the exchange program with the SEC.  SEC filings are expensive (so we want to minimize the number of filings we have to make).  If incorrect information is given to employees or outside constituents (or some employees or outside constituents are given additional information that no one else has), we will have to take a series of complicated (and expensive) corrective steps.

•                                          If you forget and leave a voicemail or send an email, please immediately contact me or Monica Underwood.

•                                          Once the actual offer document is filed with the SEC (and the option exchange program begins), do not give any advice about whether someone should participate in the program.

•                                          Answer questions only by referring people to our proxy statement, Steve’s email to all employees, the additional information attached to his email and the option exchange FAQ.  Once the actual offer document is filed with the SEC, there will be more information available that employees can reference.

•                                          If someone asks a question that is not covered by the materials we have provided, please refer them to me or Monica Underwood.

If you have any questions, please contact me or Monica Underwood.

I want to thank you for your attention to this important issue.  The option exchange is an important opportunity for our employees, and I am counting on each of you to follow these requirements as we navigate the process.

Sincerely,

/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

Key legal disclosure

The Option Exchange Program has not yet commenced.  Granite City will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission, or SEC, upon the commencement of the Option Exchange Program.  Persons who are eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Option Exchange Program, including the interests of our executive officers in the Option Exchange Program.

In connection with the proposal to be voted on by Granite City’s shareholders to authorize the Option Exchange Program, Granite City has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including a definitive proxy statement.  Granite City’s shareholders are urged to read such materials as and when they become available and before making any voting decision regarding the Option Exchange Program, because they will contain important information about the proposal to be voted on by shareholders with respect to the Option Exchange Program.

Granite City’s shareholders and option holders will be able to obtain the written materials described above and other documents filed by Granite City with the SEC free of charge from the SEC’s website at www.sec.gov.  In addition, shareholders and option holders may obtain free copies of the documents filed by Granite City with the SEC by directing a written request to: Granite City Food & Brewery Ltd., 5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota 55416, Attention: Monica A. Underwood.

Questions and Answers regarding

Proposed Option Exchange Program

Why is shareholder approval required?

As a publicly traded company, we are subject to very specific regulatory requirements about how to structure and execute an option exchange.  Our proposed exchange requires shareholder approval at our 2011 special shareholders’ meeting.

A small number of publicly traded companies may have more flexibility in the approach they take towards an option exchange if their share plans do not require shareholder approval for an option exchange.  That is not the case for our company.  Our equity compensation plan requires that we seek shareholder approval for the proposed option exchange.  In addition to following appropriate regulatory guidelines, we have structured a plan that we believe makes the most sense for employees, the company and our shareholders.

Why are we introducing the option exchange program now?

We are a strong company with a strong future.  The proposed exchange recognizes that some option grants are significantly underwater due to the significant decline in our stock price in light of the global financial and economic circumstances.  As a result, these option grants have not delivered the value to employees we intended to provide at the time they were granted.  The option exchange will give our employees the opportunity to decide whether it makes sense to trade certain options in exchange for options with a lower exercise price.

What should I do?

Right now, there’s nothing you need to do.  The next step is shareholder approval of the proposed exchange at our 2011 special shareholders’ meeting.  Assuming shareholders approve the option exchange program, eligible employees will receive detailed information, providing you with everything you need to know to make a decision that’s best for you.

Key legal disclosure

The Option Exchange Program has not yet commenced.  Granite City will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission, or SEC, upon the commencement of the Option Exchange Program.  Persons who are eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Option Exchange Program, including the interests of our executive officers in the Option Exchange Program.

In connection with the proposal to be voted on by Granite City’s shareholders to authorize the Option Exchange Program, Granite City has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including a definitive proxy statement.  Granite City’s shareholders are urged to read such materials as and when they become available and before making any voting decision regarding the Option Exchange Program, because they will contain important information about the proposal to be voted on by shareholders with respect to the Option Exchange Program.

Granite City’s shareholders and option holders will be able to obtain the written materials described above and other documents filed by Granite City with the SEC free of charge from the SEC’s website at www.sec.gov.  In addition, shareholders and option holders may obtain free copies of the documents filed by Granite City with the SEC by directing a written request to: Granite City Food & Brewery Ltd., 5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota 55416, Attention: Monica A. Underwood.